UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 11, 2005


                           TITANIUM METALS CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                             0-28538                     13-5630895
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(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                   File Number)            Identification No.)


1999 Broadway, Ste. 4300, Denver, Colorado                                 80202
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code             (303) 296-5600
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 2.02       Results of Operations and Financial Condition.


  Item 7.01       Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in its press release issued on October 11, 2005, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.



  Item 9.01       Financial Statements and Exhibits.

         (c)      Exhibits.

                  Item No.          Exhibit Index
                  -------           --------------------------------------
                  99.1              Press Release dated October 11, 2005.

                                                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      TITANIUM METALS CORPORATION
                                      (Registrant)

                                      /s/ Matthew O'Leary
                                      Matthew O'Leary
                                      Corporate Attorney and Assistant Secretary



Date: October 12, 2005





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                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------                ----------------------------------------------------
99.1                       Press Release dated October 11, 2005.

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                              CONTACT:

Titanium Metals Corporation                         Bruce P. Inglis
1999 Broadway, Suite 4300                           Vice President - Finance and
Denver, Colorado 80202                                Corporate Controller
                                                    (303) 296-5600


TIMET UPDATES 2005 FULL YEAR GUIDANCE


     DENVER, COLORADO . . . October 11, 2005 . . . Titanium Metals Corporation ("TIMET" or the "Company") (NYSE: TIE) announced that it currently expects full year 2005 operating income to increase to between $155 million and $165 million, compared to the Company's previous guidance of between $123 million and $138 million. The increase in operating income primarily relates to the impact of higher selling prices than previously forecasted and lower than previously expected raw material costs. Full year 2005 sales revenue is now expected to range from $740 million to $760 million, a $10 million increase over the lower end of the range of previous guidance, reflecting the higher average selling prices. Full year 2005 net income attributable to common stockholders is expected to increase to between $140 million and $150 million, compared to previous guidance of between $117 million and $132 million. The projected net income attributable to common stockholders includes (i) a $13.9 million non-operating gain on the sale of certain property and (ii) a $50.2 million income tax benefit related to the reversal of the Company's deferred tax valuation allowance in the U.S. and the U.K.


     The Company also announced that its backlog at the end of September 2005 was $710 million, a $130 million (22%) increase over the $580 million backlog at the end of June 2005 and a $310 million (78%) increase over the $400 million backlog at the end of September 2004.

     TIMET currently intends to report its third quarter 2005 results during the first week of November 2005.

     The statements in this release relating to matters that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forward-looking statements can be identified by the use of words such as "believes," "intends," "may," "will," "looks," "should," "could," "anticipates," "expects" or comparable terminology or by discussions of strategies or trends. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurance that these expectations will prove to be correct. Such statements by their nature involve substantial risks and uncertainties that could significantly affect expected results. Actual future results could differ materially from those described in such forward-looking statements, and the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     Among the factors that could cause actual results to differ materially are the risks and uncertainties discussed in this Quarterly Report, including risks and uncertainties in those portions referenced above and those described from time to time in the Company's other filings with the Securities and Exchange Commission ("SEC") which include, but are not limited to, the cyclicality of the commercial aerospace industry, the performance of aerospace manufacturers and the Company under their long-term agreements, the renewal of certain long-term agreements, the difficulty in forecasting demand for titanium products, global economic and political conditions, global productive capacity for titanium, changes in product pricing and costs, the impact of long-term contracts with vendors on the ability of the Company to reduce or increase supply or achieve lower costs, the possibility of labor disruptions, fluctuations in currency exchange rates, fluctuations in the market price of marketable securities, control by certain stockholders and possible conflicts of interest, uncertainties associated with new product development, the availability of raw materials and services, changes in raw material prices and other operating costs (including energy costs), possible disruption of business or increases in the cost of doing business resulting from terrorist activities or global conflicts, the potential for adjustment of the Company's deferred income tax asset valuation allowance and other risks and uncertainties. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. The financial information contained in this release is subject to future correction and revision and should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's most recent reports on Form 10-K and Form 10-Q, as each may be amended from time to time, filed with the SEC.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on its website at www.timet.com.

                                    o o o o o